EXHIBIT 32.1

CERTIFICATION PURSUANT TO RULE 13a-14(b) OR
RULE 15d-14(b) and 18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Power Technology, Inc. (the "Company") on Form 10-QSB for the quarter ended April 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Bernard J. Walter, Chief Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 15, 2006   By:                   /s/ Bernard J. Walter_______________
  Bernard J. Walter
  Chief Executive Officer and
  Principal Financial Officer